SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  May 11, 2005
(Date of earliest event reported)

Commission File No.:  333-114525-03



                       GE Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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       Delaware                                             02-0666931
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(State or Other Jurisdiction                                  (I.R.S. Employer
 of Incorporation)                                           Identification No.)


292 Long Ridge Road, Stamford, Connecticut                     06927
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(Address of Principal Executive Office)                     (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.
                  ------------

                  Attached as Exhibit 99.1 to this Current Report are certain term sheets (the "Collateral Term Sheets") furnished to the Registrant by Banc of America Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-114525) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

                  The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

                  Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Exhibit No.                             Description
         -----------                             -----------

         99.1                               Collateral Term Sheet

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                             GE COMMERCIAL MORTGAGE CORPORATION



                                                 By:  /s/Daniel Vinson
                                                    ----------------------------
                                                    Name:   Daniel Vinson
                                                    Title:  Authorized Signatory


Date: May 13, 2005

                                INDEX TO EXHIBITS

                                                           Paper (P) or
Exhibit No.              Description                       Electronic (E)
-----------              -----------                       --------------
     99.1                Collateral Term Sheet                     E